SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                October 27, 2004
                Date of Report (Date of earliest event reported)

                        Endurance Specialty Holdings Ltd.
             (Exact name of registrant as specified in its charter)

           Bermuda                       1-31599                  98-032908
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)

           Wellesley House, 90 Pitts Bay Road, Pembroke HM 08, Bermuda (Address of principal executive offices, including zip code)

                                 (441) 278-0440
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

      On October 27, 2004, Endurance Specialty Holdings Ltd. issued a press release reporting its results for the quarter ended September 30, 2004. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. In addition, a copy of the Endurance Specialty Holdings Ltd. Investor Financial Supplement for the quarter ended September 30, 2004 is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

      In accordance with general instruction B.2 of Form 8-K, the information in this report, including exhibits, furnished pursuant to Item 2.02 shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

Item 9.01. Financial Statements and Exhibits

      (c) Exhibits

      The following exhibits are filed as part of this report:

      Exhibit No.       Description
      -----------       -----------

         99.1 Third Quarter Results of Operations Press Release, dated October 27, 2004

         99.2 Investor Financial Supplement for the quarter ended September 30, 2004

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 27, 2004

                                              By:   /s/ John V. Del Col
                                                 -------------------------------
                                              Name: John V. Del Col
                                              Title: General Counsel & Secretary

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

    99.1          Third Quarter Results of Operations Press Release, dated
                  October 27, 2004

    99.2          Investor Financial Supplement for the quarter ended
                  September 30, 2004